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COMBINED PROSPECTUS                                               JUNE 30, 1997
                                DREYFUS INDEX FUNDS
                           DREYFUS S&P 500 INDEX FUND
                            DREYFUS MIDCAP INDEX FUND
                       DREYFUS SMALL CAP STOCK INDEX FUND
                     DREYFUS INTERNATIONAL STOCK INDEX FUND
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          Dreyfus Index Funds are open-end, management investment companies, known as mutual funds. Through this Prospectus, you may invest in any of four separate non-diversified funds (each, a "Fund" and, collectively, the
"Funds").  Each Fund seeks to match, as closely as possible, the performance of a different stock market benchmark or index:
          Dreyfus S&P 500 Index Fund seeks to provide investment results that correspond to the price and yield performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor's 500
Composite Stock Price Index.
          Dreyfus MidCap Index Fund seeks to provide investment results that correspond to the price and yield performance of publicly-traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400 Index.
          Dreyfus Small Cap Stock Index Fund seeks to provide investment results that correspond to the total return performance of predominantly small capitalization common stocks in the aggregate, as represented by the Standard & Poor's SmallCap 600 Index.
          Dreyfus International Stock Index Fund seeks to provide investment results that correspond to the net dividend, total return performance of equity securities of international issuers in the aggregate, as represented by the Morgan Stanley Capital International Europe, Australia, Far East
(Free)Registration Mark Index.
          The Dreyfus Corporation professionally manages each Fund's portfolio.
          In some cases, shareholders who redeem shares within six months of the opening of their account will be charged a 1% redemption fee which will be deducted from redemption proceeds.
          This Prospectus sets forth concise information about the Funds that you should know before investing. It should be read and retained for future reference.
          The Statement of Additional Information, dated June 30, 1997, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Funds. For a free copy of the Statement of
Additional Information, write to the Funds at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call 1-800-645-6561. When telephoning ask for Operator 144.
          Mutual fund shares are not deposits or obligations of, or
guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any
other agency. The net asset value of funds of this type will fluctuate from time to time.
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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.
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                                 TABLE OF CONTENTS
                                                                          Page
  Fee Table..............................................................   4
  Condensed Financial Information........................................   5
  Description of the Funds...............................................   6
  Management of the Funds................................................  11
  How to Buy Shares......................................................  13
  How to Redeem Shares...................................................  15
  Shareholder Services...................................................  17
  Shareholder Services Plan..............................................  18
  Dividends, Distributions and Taxes.....................................  18
  Performance Information................................................  19
  General Information....................................................  20
  Appendix...............................................................  22
                                     Page 2

                      [This Page Intentionally Left Blank]
                                     Page 3

                                    FEE TABLE
                                                         Dreyfus        Dreyfus        Dreyfus Small       Dreyfus
                                                         S&P 500         MidCap         Cap Stock        International
                                                        INDEX FUND     INDEX FUND       INDEX FUND     STOCK INDEX FUND
      SHAREHOLDER TRANSACTION EXPENSES
         Redemption Fees (as a percentage of
          amount redeemed)                                1.00%           1.00%            1.00%           1.00%
      ANNUAL FUND OPERATING EXPENSES
         (as a percentage of average daily net assets)
         Management Fees                                   .25%            .25%             .25%            .35%
         Other Expenses                                    .25%            .25%             .25%            .25%
         Total Fund Operating Expenses                     .50%            .50%             .50%            .60%
      EXAMPLE
            You would pay the following expenses
            on a $1,000 investment, assuming (1) 5%
            annual return and (2) redemption at the
            end of each time period:
                                                            Dreyfus    Dreyfus         Dreyfus Small    Dreyfus
                                                            S&P 500      MidCap          Cap Stock  International
                                                            INDEX FUND    INDEX FUND INDEX FUND     STOCK INDEX FUND

                               1 year                          $ 5            $ 5              $ 5             $ 6
                               3 years                         $16            $16              $16             $19
                               5 years                         $28            $28              $28             $33
                               10 years                        $63            $63              $63             $75

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          The amounts listed in the example should not be considered as representative of past or future expenses and actual expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, a Fund's actual performance will vary and may result in an actual return greater or less than 5%.
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          The purpose of the foregoing table is to assist you in
understanding the costs and expenses borne by each Fund and investors, the payment of which will reduce investors' annual return. The redemption fee is charged upon certain redemptions of Fund shares occurring within six months of the opening of an account and is retained by the Fund. Effective as of June 30, 1997, The Dreyfus Corporation has agreed to pay all of the Funds' expenses, except management fees, brokerage commissions, taxes, interest, fees and expenses of non-interested Board members, fees and expenses of independent counsel to the Fund and to the non-interested Board members, Shareholder Services Plan fees, and extraordinary expenses. The Dreyfus Corporation also has agreed to reduce its management fee in an amount equal to the Fund's allocable portion of the accrued fees and expenses of non-interested Board members and fees and expenses of independent counsel to the Fund and to the non-interested Board members. Annual Fund Operating Expenses noted above for Dreyfus S&P 500 Index Fund and Dreyfus MidCap Index Fund have been restated to reflect The Dreyfus Corporation's agreement to pay such Fund expenses. Certain Service Agents (as defined below) may charge their clients direct fees for effecting transactions in Fund shares; such fees are not reflected in the foregoing table. See "Management of the Funds," "How to Buy Shares," "How to Redeem Shares" and "Shareholder Services Plan."
                                     Page 4

                       CONDENSED FINANCIAL INFORMATION
          The information in the following tables has been audited by the indicated Fund's independent auditors, whose reports thereon appear in the Statement of Additional Information. Further financial data and related notes for Dreyfus S&P 500 Index Fund and Dreyfus MidCap Index Fund are included in the Statement of Additional Information, available upon request. No financial information is provided for Dreyfus Small Cap Stock Index Fund or Dreyfus International Stock Index Fund which had not commenced operations as of the date of the financial statements.
                            FINANCIAL HIGHLIGHTS
          Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for Dreyfus S&P 500 Index Fund for each year indicated. This information has been derived from Dreyfus S&P 500 Index Fund's financial statements prepared by Coopers & Lybrand L.L.P., the Fund's independent accountants.

                                                                          Year Ended October 31,
                                                     ____________________________________________________________________
PER SHARE DATA:                                       1990(1)     1991      1992      1993     1994      1995     1996
                                                      ______      ______    ______    ______   ______    ______   ______
  Net asset value, beginning of year....             $12.50      $10.86    $14.16    $15.16   $16.88    $16.41   $18.38
                                                      ______      ______    ______    ______   ______    ______   ______
  Investment Operations:
  Investment income-net.................                .17         .34       .41       .30      .39       .36      .33
  Net realized and unrealized gain (loss)
  on investments........................              (1.81)       3.18       .97      1.86      .11      3.36     3.89
                                                      ______      ______    ______    ______   ______    ______   ______
  Total from Investment Operations......              (1.64)       3.52      1.38      2.16      .50      3.72     4.22
                                                      ______      ______    ______    ______   ______    ______   ______
  Distributions:........................                 _           _         _         _        _         _        _
  Dividends from investment income-net..                 _         (.22)     (.38)     (.40)    (.31)     (.42)    (.32)
  Dividends from net realized gain on investments        _           _         _       (.04)    (.66)    (1.33)    (.22)
                                                      ______      ______    ______    ______   ______    ______   ______
  Total Distributions...................                 _         (.22)      (.38)    (.44)    (.97)    (1.75)    (.54)
                                                      ______      ______    ______    ______   ______    ______   ______
  Net asset value, end of year..........             $10.86      $14.16    $15.16    $16.88   $16.41    $18.38   $22.06
                                                      ======      ======    ======    ======   ======    ======   ======
TOTAL INVESTMENT RETURN.................         (13.12%)(2)      32.85%     9.90%    14.49%    3.14%    25.68%   23.41%
RATIOS/SUPPLEMENTAL DATA:...............                 _           _         _         _        _         _        _
Ratio of expenses to average net assets.                 _           _         _        .39%     .61%      .55%     .57%
  Ratio of net investment income to
  average net assets....................            3.46%(2)       3.45%     3.04%     2.36%    2.26%     2.75%    1.90%
  Decrease reflected in above expense ratios
  due to undertakings...................            1.42%(2)        .78%      .65%      .14%     .03%       _        _
  Decrease reflected in above expense ratios
  due to redemption fee.................             .08%(2)        .10%       _         _        _         _        _
  Portfolio Turnover Rate...............            1.21%(2)        .69%     3.10%     3.77%   18.81%     3.66%    5.22%
  Average Commission Rate Paid(3).......                 _           _         _         _        _         _    $.0297
  Net Assets, end of year (000's omitted)           $29,266     $69,211   $92,598  $281,403 $245,202  $336,147 $591,631
(1)    From January 2, 1990 (commencement of operations) to October 31, 1990.
(2)    Not annualized.
(3)    For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

                                     Page 5

                              FINANCIAL HIGHLIGHTS
          Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for Dreyfus MidCap Index Fund for each year indicated. This information has been derived from Dreyfus MidCap Index Fund's financial statements prepared by Ernst & Young LLP, the Fund's independent auditors.

                                                                                 Year Ended October 31,
                                                              ___________________________________________________________
PER SHARE DATA:                                                  1991(1)    1992      1993     1994      1995     1996
                                                                  ______    ______    ______   ______    ______   ______
  Net asset value, beginning of year....                         $12.50    $13.69    $15.02   $17.63    $17.14   $19.40
                                                                  ______    ______    ______   ______    ______   ______
  Investment Operations:
  Investment income-net.................                            .11       .17       .30      .26       .29      .28
  Net realized and unrealized gain on investments                  1.08      1.29      2.83      .08      3.00     2.81
                                                                  ______    ______    ______   ______    ______   ______
  Total from Investment Operations......                           1.19      1.46      3.13      .34      3.29     3.09
  Distributions:
  Dividends from investment income-net..                             _       (.08)     (.27)    (.27)     (.28)    (.30)
  Dividends from net realized gain on investments                    _       (.05)     (.25)    (.56)     (.75)    (.87)
                                                                  ______    ______    ______   ______    ______   ______
  Total Distributions...................                             _       (.13)     (.52)    (.83)    (1.03)   (1.17)
                                                                  ______    ______    ______   ______    ______   ______
  Net asset value, end of year..........                         $13.69    $15.02    $17.63   $17.14    $19.40   $21.32
                                                                  ======    ======    ======   ======    ======   ======
TOTAL INVESTMENT RETURN.................                        9.52%(2)    10.69%    21.22%    1.89%    20.78%   16.65%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets                            _         _        .09%     .40%      .50%     .50%
  Ratio of net investment income to average net assets           .87%(2)     2.22%     1.97%    1.68%     1.80%    1.49%
  Decrease reflected in above expense ratios
  due to undertakings...................                        1.19%(2)     1.17%      .77%     .43%      .35%     .17%
  Portfolio Turnover Rate...............                        2.18%(2)    16.31%    16.80%   19.81%    20.46%   14.66%
  Average Commission Rate Paid (3)......                             _         _         _        _         _    $.0338
  Net Assets, end of year (000's omitted)                        $5,436   $45,989   $65,690  $75,404  $122,982  $170,987
(1)    From June 19, 1991 (commencement of operations) to October 31, 1991.
(2)    Not annualized.
(3)    For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

          Further information about the performance of Dreyfus S&P 500 Index Fund and Dreyfus MidCap Index Fund is contained in the relevant Fund's annual report, which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.
                           DESCRIPTION OF THE FUNDS
INVESTMENT OBJECTIVE
          Each Fund's investment objective is to match, as closely as possible, the performance of a specific stock market index, as set forth on the cover page of this Prospectus. The differences in the respective stock market indexes and management policies of the Funds determine the types of portfolio securities in which each Fund invests and can be expected to affect the degree of risk to which each Fund is subject and each Fund's return. Each Fund's investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended
(the "1940 Act")) of such Fund's outstanding voting shares. There can be no assurance that each Fund's investment objective will be achieved.
MANAGEMENT POLICIES
          Each Fund seeks to match the investment results of its respective Index, as set forth below:
          DREYFUS S&P 500 INDEX FUND seeks to match the investment results of the Standard & Poor's 500 Composite Stock Price Index* (the "S&P 500 Index"), which is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's, a division of The McGraw-Hill Companies, Inc., chooses the stocks to be included in the S&P 500 Index solely on a statistical basis. The weightings of stocks in the S&P 500 Index are based on each stock's relative total market capitalization; that is, its market price per share times the number of shares outstanding. Because of this weighting, as of May 30, 1997, 49.2% of the S&P 500 Index was composed of the 50 largest companies. The Dreyfus Corporation will select stocks for the Fund's portfolio in order of their weightings in the S&P 500 Index beginning with the heaviest weighted stocks. The Fund attempts to be fully invested at all times in the stocks that comprise the S&P 500 Index and stock index futures as described below and, in any event, at least 80% of the
Fund's net assets will be so invested. With respect to the Fund's assets invested in the stocks in the S&P 500 Index, the percentage of such assets invested in each stock is expected to be approximately the same as the percentage it represents in the S&P 500 Index.
-------------------
*"Standard & Poor'sRegistration Mark," "Standard & Poor's 500," "S&P 500Registration Mark"and "S&PRegistration Mark"are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by the Fund.
                                     Page 6

          DREYFUS MIDCAP INDEX FUND seeks to match the investment results of the Standard & Poor's MidCap 400 Index** (the "S&P 400 Index"), which is composed of 400 selected common stocks of medium-size domestic companies, which may include some Canadian issuers, with market capitalizations ranging generally between $56 million and $9.6 billion. The median market capitalization of the stocks in the S&P 400 Index is approximately $1.1 billion. Standard & Poor's chooses the stocks to be included in the S&P 400 Index on the basis of market size, liquidity and industry group representation. The weightings of stocks in the S&P 400 Index are based on each stock's relative total market capitalization. Because of this weighting, as of May 30, 1997, 31.4% of the S&P 400 Index was composed of the 50 largest companies. Of the companies, approximately 74% are listed on the New York Stock Exchange, 24% are quoted on the National Association of Securities Dealers Automated Quotation System and 2% are listed on the American Stock Exchange. The Dreyfus Corporation will select stocks for the Fund's portfolio in order of their weightings in the S&P 400 Index beginning with the heaviest weighted stocks. The Fund attempts to be fully invested at all times in the stocks that comprise the S&P 400 Index and stock index futures as described below and, in any event, at least 80% of the Fund's net assets will be so invested. With respect to the Fund's assets invested in the stocks in the S&P 400 Index, the percentage of such assets invested in each stock is expected to be approximately the same as the percentage it represents in the S&P 400 Index. Since some of the stocks that comprise the S&P 400 Index may be thinly traded, comparatively small investments could cause relatively volatile price fluctuations.

          DREYFUS SMALL CAP STOCK INDEX FUND seeks to match the investment results of the Standard & Poor's SmallCap 600 Index*** (the "S&P 600 Index"), which is composed of 600 common stocks of domestic companies with market capitalizations ranging between $39 million and $2.7 billion as of May 30, 1997. The median market capitalization of the stocks in the S&P 600 Index is approximately $423 million. Standard & Poor's chooses the stocks to be included in the S&P 600 Index on the basis of market size, liquidity and industry group representation. The weightings of stocks in the S&P 600 Index are based on each stock's relative total market capitalization. Because of this weighting, as of May 30, 1997, 23.4% of the S&P 600 Index was composed of the 50 largest companies. Of the companies, approximately 50% are listed on the New York Stock Exchange, 46% are quoted on the National Association of Securities Dealers Automated Quotation System and 4% are listed on the American Stock Exchange. Ordinarily, the Fund will invest in a sample of the stocks in the S&P 600 Index, rather than attempt to replicate the Index, and expects to invest in approximately 500 or more of these stocks. The Dreyfus
--------------------
**"Standard & Poor's MidCap 400 Index" is a trademark of The McGraw-Hill Companies, Inc., and have been licensed for use by the Fund.
*** "Standard & Poor's SmallCap 600 Index" is a trademark of The McGraw-Hill Companies, Inc.
                                     Page 7

Corporation will select stocks for the Fund's portfolio based primarily on market capitalization, industry weightings and other benchmark characteristics. At times, however, the Fund may be fully invested in the stocks that comprise the S&P 600 Index and stock index futures as described below. At times when the Fund is so invested, the percentage of the Fund's assets invested in each stock in the S&P 600 Index is expected to be approximately the same as the percentage it represents in the Index. Since some of the stocks that comprise the S&P 600 Index may be thinly traded, comparatively small investments could cause relatively volatile price fluctuations.
          DREYFUS INTERNATIONAL STOCK INDEX FUND seeks to match the investment results of the Morgan Stanley Capital International Europe, Australia, Far East (Free) IndexRegistration Mark ("EAFE Index"), a broadly diversified international index composed of the equity securities of approximately 1,000 companies located outside the United States. The weightings of stocks in the EAFE Index are based on each stock's relative total market capitalization. Because of this weighting, as of December 31, 1996, approximately 32% of the EAFE Index was composed of equity securities of Japanese issuers. The Fund will invest in a sample of the stocks in the EAFE Index, rather than attempt to replicate the Index, and expects, ordinarily, to invest in approximately 550 or more of these stocks. The Dreyfus Corporation will select stocks for the Fund's portfolio based primarily on country, market capitalization, industry weightings and other benchmark characteristics. The Fund may enter into foreign currency forward and foreign currency futures contracts to maintain the approximate currency exposure of the EAFE Index. See "Appendix - Investment Techniques."

          Each Fund is managed by determining which stocks are to be purchased or sold to match, to the extent feasible, the investment characteristics of its respective benchmark Index. Each Fund will attempt to achieve a correlation between the performance of its portfolio and that of the Fund's Index, in both rising and falling markets, of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividends and capital gain distributions, increases or decreases in exact proportion to changes in its Index. Each Fund's ability to correlate its performance with that of its Index, however, may be affected by, among other things, changes in securities markets, the manner in which the total return of the Fund's benchmark Index is calculated, the size of the Fund's portfolio, the amount of cash or cash equivalents held in the Fund's portfolio, and the timing, frequency and size of shareholder purchases and redemptions. Each Fund will use cash flows from shareholder purchase and redemption activity to maintain, to the extent feasible, the similarity of its portfolio to the securities comprising the Fund's benchmark Index. Inclusion of a security in an Index in no way implies an opinion by the sponsor of the Index as to its attractiveness as an investment. In the future, subject to the approval of the relevant Fund's shareholders, a Fund may select a different index if such a standard of comparison is deemed to be more representative of the performance of the securities such Fund seeks to match. None of the Funds is sponsored, endorsed, sold or promoted by the sponsor of its respective Index.

          Dreyfus Small Cap Stock Index Fund may not, and Dreyfus International Stock Index Fund will not, hold all of the issues that comprise their respective Index because of the costs involved and the illiquidity of certain of the securities which comprise such Index. Instead, each of these Funds will attempt to hold a representative sample of the securities in its respective Index so that, in the aggregate, the investment characteristics of the Fund's portfolio resemble those of its Index. The stocks to be included in each of these Funds' portfolio will be selected using a statistical process known as "sampling." This process will be used to select stocks so that the market capitalizations, industry weightings, dividend yield, beta and, with
                                     Page 8

respect to Dreyfus International Stock Index Fund only, country weightings closely approximate those of the relevant Index. The sampling techniques utilized by Dreyfus Small Cap Stock Index Fund and Dreyfus International Stock Index Fund are expected to be an effective means of substantially duplicating the investment performance of the respective Index; however, neither of these Funds is expected to track its benchmark Index with the same degree of accuracy that complete replication of such Index would have provided. Over time, the portfolio composition of these Funds will be altered (or "rebalanced") to reflect changes in the composition of the respective Index.

          From time to time to increase its income, each Fund may lend securities from its portfolio. See "Appendix _ Investment Techniques." When a Fund has cash reserves, the Fund may invest in money market instruments consisting of U.S. Government securities, time deposits, certificates of deposit, bankers' acceptances, high-grade commercial paper, and repurchase agreements. See the Statement of Additional Information for a description of these instruments. Each Fund also may purchase stock index futures in anticipation of taking a market position when available cash balances do not permit an economically efficient trade in the cash market. Each Fund also may sell stock index futures to terminate existing positions it may have as a result of its purchases of stock index futures. Under normal market conditions, each of Dreyfus Small Cap Stock Index Fund and Dreyfus International Stock Index Fund will invest at least 65% of the value of its total assets in common stocks. See also "Investment Considerations and Risks" and "Appendix _ Investment Techniques" below, and "Investment Objective and Management Policies" in the Statement of Additional Information.

INVESTMENT CONSIDERATIONS AND RISKS
GENERAL _ Since each Fund will pursue different types of investments, the risks of investing will vary depending on the Fund selected for investment. Before selecting a Fund in which to invest, the investor should assess the risks associated with the types of investments made by the Fund. Each Fund's net asset value per share should be expected to fluctuate. Investors should consider each Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objective and Management Policies" in the Statement of Additional Information for a further discussion of certain risks.
EQUITY SECURITIES _ Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Fund's investments will result in changes in the value of its shares and thus the Fund's total return to investors.
SMALLER COMPANY SECURITIES _ (Dreyfus MidCap Index Fund and Dreyfus Small
Cap Stock Index Fund only) The securities of the smaller companies in which each of these Funds will invest may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects.
FOREIGN SECURITIES _ (Dreyfus International Stock Index Fund and, to a limited extent, Dreyfus S&P 500 Index Fund and Dreyfus MidCap Index Fund) Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.
          Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks which include possible adverse political and economic develop-
                                     Page 9

ments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.
          Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many developing countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.
          Investors should realize that Japanese securities comprise a large percentage of the EAFE Index. Therefore stocks of Japanese companies will represent a correspondingly large component of Dreyfus International Stock Index Fund's investment assets. Such a large investment in the Japanese stock market may entail a higher degree of risk than with more diversified international portfolios, especially considering that by fundamental measures of corporate valuation, such as its high price-earnings ratios and low dividend yields, the Japanese market as a whole may appear expensive relative to other world stock markets.
          Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

FOREIGN CURRENCY TRANSACTIONS _ (Dreyfus International Stock Index Fund only) Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. See "Appendix_Investment Techniques_Foreign Currency Transactions."

USE OF DERIVATIVES _ Each Fund may invest, to a limited extent, in derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives the Funds may use include stock index futures and, with respect to Dreyfus International Stock Index Fund, foreign currency futures contracts. While Derivatives can be used effectively in furtherance of a Fund's investment objective, under certain market conditions, they can increase the volatility of the Fund's net asset value, decrease the liquidity of the Fund's portfolio and make more difficult the accurate pricing of the Fund's portfolio. See "Appendix _Investment Techniques _ Use of Derivatives" below and "Investment Objective and Management Policies _ Management Policies _ Derivatives" in the Statement of Additional Information.

NON-DIVERSIFIED STATUS _ The classification of each Fund as a "non-diversified" investment company means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Depending upon the composition of its respective benchmark Index, a relatively high percentage of a Fund's assets may be invested in the securities of a limited number of issuers, some of which may be within the same economic sector, consequently, the Fund's portfolio may be more sensitive to changes in
                                     Page 10

the market value of a single issuer or industry. However, to meet Federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer.

SIMULTANEOUS INVESTMENTS _ Investment decisions for each Fund are made independently from those of the other investment companies advised by The Dreyfus Corporation. If, however, such other investment companies desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by a Fund.
                         MANAGEMENT OF THE FUNDS
INVESTMENT ADVISER _ The Dreyfus Corporation, located at 200 Park Avenue,
New York, New York 10166, was formed in 1947 and serves as each Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of May 31, 1997, The Dreyfus Corporation managed or administered approximately $87 billion in assets for approximately 1.7 million investor accounts nationwide.
          The Dreyfus Corporation supervises and assists in the overall management of each Fund's affairs under a Management Agreement, subject to the authority of the Board in accordance with applicable state law. The primary portfolio manager for Dreyfus S&P 500 Index Fund, Dreyfus MidCap Index Fund and Dreyfus Small Cap Stock Index Fund is Steven A. Falci. He has held that position since November 13, 1995 with respect to Dreyfus S&P 500 Index Fund and Dreyfus MidCap Index Fund, and since the inception of Dreyfus Small Cap Stock Index Fund and has been employed by The Dreyfus Corporation since June 30, 1997 and by Mellon Equity Associates, an affiliate of The Dreyfus Corporation, since April 1994. For more than five years prior thereto, he was a managing director for pension investments at NYNEX Corporation. The primary portfolio manager for Dreyfus International Stock Index Fund is Susan Ellison. She has held that position since the inception of the Fund and has been employed by The Dreyfus Corporation since August 1996 and by Mellon Capital Management Corporation, an affiliate of The Dreyfus Corporation, since June 1988. The Dreyfus Corporation also provides research services for each Fund and for other funds advised by The Dreyfus Corporation through a professional staff of portfolio managers and securities analysts.
          Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $259 billion in assets as of March 31, 1997, including approximately $88 billion in proprietary mutual fund assets. As of March 31, 1997, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.061 trillion in assets, including approximately $58 billion in mutual fund assets.
          Under the terms of the relevant Management Agreement, The Dreyfus Corporation receives a monthly fee at the annual rate of .25 of 1% of the value of each of Dreyfus S&P 500 Index Fund's, Dreyfus MidCap Index Fund's and Dreyfus Small Cap Stock Index Fund's average daily net assets, and
                                     Page 11

 .35 of 1% of the value of Dreyfus International Stock Index Fund's average daily net assets. With respect to each Fund, The Dreyfus Corporation has agreed to reduce its management fee in an amount equal to the Fund's allocable portion of the accrued fees and expenses of non-interested Board members and fees and expenses of independent counsel to the Fund and to the non-interested Board members. For the period prior to January 1, 1997, including for the fiscal year ended October 31, 1996, The Dreyfus Corporation received a monthly management fee at the annual rate of .295 of 1% of the value of Dreyfus S&P 500 Index Fund's average daily net assets, and The Dreyfus Corporation paid Mellon Equity Associates, pursuant to an index management agreement terminated as of June 30, 1997, a monthly index management fee at the annual rate of .095 of 1% of the value of Dreyfus S&P 500 Index Fund's average daily net assets. For the period prior to June 30, 1997, including the fiscal year ended October 31, 1996, Dreyfus MidCap Index Fund agreed to pay The Dreyfus Corporation a monthly management fee at the annual rate of .395 of 1% of the value of the Fund's average daily net assets, and The Dreyfus Corporation agreed to pay Mellon Equity Associates, pursuant to an index management agreement terminated as of June 30, 1997, a monthly index management fee at the annual rate of .095 of 1% of the value of Dreyfus MidCap Index Fund's average daily net assets. For the fiscal year ended October 31, 1996, Dreyfus MidCap Index Fund paid The Dreyfus Corporation a monthly management fee at the effective annual rate of .23 of 1% of the value of the Fund's average daily net assets, and The Dreyfus Corporation paid Mellon Equity Associates a monthly index management fee at the effective annual rate of .05 of 1% of the value of Dreyfus MidCap Index Fund's average daily net assets pursuant to undertakings in effect.
          In allocating brokerage transactions, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of a Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. Brokerage transactions for a Fund may be conducted through Dreyfus Investment Services Corporation, an affiliate of The Dreyfus Corporation, in accordance with procedures adopted by the Board. See "Portfolio Transactions" in the Statement of Additional Information.
          The Dreyfus Corporation may pay the Funds' distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Funds. The Funds' distributor may use part or all of such payments to pay Service Agents in respect of these services.
          The Dreyfus Corporation pays all of each Fund's expenses, except management fees, brokerage commissions, taxes, interest, fees and expenses of non-interested Board members, fees and expenses of independent counsel to the Fund and to the non-interested Board members, Shareholder Services Plan fees and extraordinary expenses. The imposition of the management fee, as well as other operating expenses not borne by The Dreyfus Corporation, will have the effect of reducing investors' return and will affect each Fund's ability to track its benchmark Index exactly. From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain additional expenses of a Fund, which would have the effect of lowering the expense ratio of the Fund and increasing yield to investors. The Funds will not pay The Dreyfus Corporation at a later time for any amounts it may waive, nor will the Funds reimburse The Dreyfus Corporation for any amounts it may assume. DISTRIBUTOR _ The Funds' distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.
                                     Page 12

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT AND CUSTODIAN _ Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Funds' Transfer and Dividend Disbursing Agent (the "Transfer Agent"). Boston Safe Deposit and Trust Company, an indirect subsidiary of Mellon, One Boston Place, Boston, Massachusetts 02109, is the custodian of the Funds' investments.
                             HOW TO BUY SHARES
          Shares of each Fund are sold without a sales charge. You may be charged a fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution (collectively, "Service Agents"). Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. Each Fund reserves the right to reject any purchase order.
          The minimum initial investment is $2,500, or $1,000 if you are a client of a Service Agent which maintains an omnibus account in a Fund and has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries, directors of The Dreyfus Corporation, Board members of a fund advised by The Dreyfus Corporation, including members of each Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50. Each Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. Each Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.
          You may purchase Fund shares by check or wire. Checks should be made payable to "The Dreyfus Family of Funds" or, if for Dreyfus retirement plan accounts, to "The Dreyfus Trust Company, Custodian" and should specify the Fund in which you are investing. Payments which are mailed should be sent to Dreyfus Index Funds, P.O. Box 6647, Providence, Rhode Island 02940-6647. If you are opening a new account, please enclose your Account Application. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed. For Dreyfus retirement plan accounts, payments which are mailed should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information."
          Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York, together with the applicable Fund's DDA # as shown below, for purchase of Fund shares in your name: DDA #8900119527/Dreyfus S&P 500 Index Fund; DDA #8900052732/Dreyfus MidCap Index Fund; DDA #8900336625/Dreyfus Small Cap Stock Index Fund; or DDA #8900336633/ Dreyfus International Stock Index Fund. The wire must include your Fund account number (for new accounts, your
                                     Page 13

Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, please call 1-800-645-6561 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. Each Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.
          Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit your Fund account. The instructions must specify your Fund account registration and your Fund account number PRECEDED BY THE DIGITS "1111."
          Fund shares are sold on a continuous basis at the net asset value per share next determined after your order is received by the Transfer Agent or other agent. If an order is received in proper form by the Transfer Agent by the close of trading on the floor of the New York Stock Exchange
(currently 4:00 p.m., New York time) on a given day, Fund shares will be purchased at the net asset value determined as of such close of trading on that day. Otherwise, Fund shares will be purchased at the net asset value determined as of the close of trading on the floor of the New York Stock Exchange on the next business day. To permit each Fund to invest your money as promptly as possible after receipt, thereby maximizing the Fund's ability to track its Index, you are urged to transmit your purchase order in proper form so that it may be received by the Transfer Agent prior to 12:00 noon, New York time, on the day you want your purchase order to be effective. Upon request, proceeds from the redemption of shares of other funds in the Dreyfus Family of Funds by an employee benefit plan will be applied to purchase Fund shares on the date of redemption, if the plan's recordkeeper has entered into an appropriate agency agreement with the Fund and such other funds.
          Each Fund's net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange on each day the New York Stock Exchange is open for business. For purposes of determining net asset value per share, futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of its shares outstanding. Each Fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund's Board. For further information regarding the methods employed in valuing each Fund's investments, see "Determination of Net Asset Value" in the Statement of Additional
Information.
          The Distributor may pay dealers a fee of up to .5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs, or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds $1,000,000 ("Eligible Benefit Plans"). Shares of funds in the Dreyfus Family of Funds then held by Eligible Benefit Plans will be aggregated to determine the fee payable. The
Distributor reserves the right to cease paying these fees at any time. The
                                     Page 14

Distributor will pay such fees from its own funds, other than amounts received from a Fund, including past profits or any other source available to it.
          Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
                            HOW TO REDEEM SHARES
GENERAL
          You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value. To maximize each Fund's ability to track its Index, you are urged to transmit your redemption requests so that they may be received by the Transfer Agent prior to 12:00 noon, New York time, on the day you want your redemption request to be effective.
          Each Fund will deduct a redemption fee equal to 1% of the net asset value of Fund shares redeemed where the redemption occurs within the initial six-month period following the opening of a Fund account. The fee will be retained by the Fund and used primarily to offset portfolio transaction costs. It is expected that, as a result of this fee, the Fund will be able to track its Index more closely. No redemption fee will be charged upon the redemption of shares purchased through accounts that are reflected on the records of the Transfer Agent as omnibus accounts approved by Dreyfus Service Corporation or through accounts established by Service Agents approved by Dreyfus Service Corporation that utilize the National Securities Clearing Corporation's networking system. The redemption fee may be waived, modified or discontinued and reintroduced at any time or from time to time. Service Agents may charge their clients a fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending on the Fund's then-current net asset value.
          Each Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in accordance with the procedures described below, except as provided by the rules of the Securities and Exchange Commission. HOWEVER, IF YOU HAVE
PURCHASED FUND SHARES BY CHECK OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUNDS WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH
SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT
COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
          Each Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if your account's net asset value is $500 or less and remains so during the notice period.
                                     Page 15

PROCEDURES
          You may redeem Fund shares by using the regular redemption procedure through the Transfer Agent, or through the Telephone Redemption Privilege which is granted automatically unless you specifically refuse it by checking the applicable "No" box on the Account Application. The Telephone Redemption Privilege may be established for an existing account by a separate signed Shareholder Services Form or by oral request from any of the authorized signatories on the account by calling 1-800-645-6561. You also may redeem shares through the Wire Redemption Privilege, if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. Each Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. Each Fund reserves the right to refuse any request made by wire or telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. Each Fund may modify or terminate any redemption Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which the certificates have been issued, are not eligible for the Wire Redemption or Telephone Redemption Privilege.
          The Telephone Redemption Privilege authorizes the Transfer Agent to act on telephone instructions from any person representing himself or herself to be you, and reasonably believed by the Transfer Agent to be genuine. Each Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Funds nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
          During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Fund's net asset value may fluctuate.
REGULAR REDEMPTION _ Under the regular redemption procedure, you may redeem shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 6647, Providence, Rhode Island 02940-6647, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. If you have any questions with respect to signature-guarantees, please call one of the telephone numbers listed under "General Information."
          Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.
                                     Page 16

          Your written redemption request may direct that the redemption proceeds be used to purchase shares of other funds advised or administered by The Dreyfus Corporation. The 1% redemption fee, described above, if applicable, may be charged upon such redemption (depending upon how long your Fund account has been open or the type of account from which shares are being redeemed) and your redemption proceeds will be invested in shares of the other fund on the next business day. Before you make such a request, you must obtain and should review a copy of the current prospectus of the fund being purchased. Upon request, proceeds from the redemption of shares of the Fund by an employee benefit plan will be applied to purchase shares of other funds in the Dreyfus Family of Funds on the date of redemption, if the plan's recordkeeper has entered into an appropriate agency agreement with the Fund and such other funds. Prospectuses may be obtained by calling 1-800-645-6561. The prospectus will contain information concerning minimum investment requirements and other conditions that may apply to your purchase. No other fees currently are charged shareholders directly in connection with this procedure, although each Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission. This procedure may be modified or terminated at any time upon not less than 60 days' notice to shareholders.
WIRE REDEMPTION PRIVILEGE _ You may request by wire or telephone that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. Holders of jointly registered Fund or bank accounts may have redemption proceeds of not more than $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. The Statement of Additional Information sets forth instructions for transmitting redemption requests by wire.
TELEPHONE REDEMPTION PRIVILEGE _ You may request by telephone that redemption proceeds (maximum $150,000 per day) be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. The Telephone Redemption Privilege is granted automatically unless you refuse it.
                             SHAREHOLDER SERVICES
DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark _ Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. This Privilege may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market. To establish a Dreyfus-AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to Dreyfus Index Funds, P.O. Box 6647, Providence, Rhode Island 02940-6647, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427, and the notification will be effective three business days following receipt. Each Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
                                     Page 17

RETIREMENT PLANS _ Each Fund offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; or for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.
                           SHAREHOLDER SERVICES PLAN
          Each Fund has adopted a Shareholder Services Plan, pursuant to which it pays the Distributor for the provision of certain services a fee at the annual rate of .25 of 1% of the value of the Fund's average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

          Each Fund ordinarily pays dividends from net investment income and distributes net realized securities gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. Each Fund will automatically reinvest dividends and distributions from securities gains, if any, in additional Fund shares at net asset value or, at your option, pay them in cash. No Fund will make distributions from net realized securities gains unless its capital loss carryovers, if any, have been utilized or have expired. You may choose whether to receive distributions in cash or to reinvest them in additional Fund shares at net asset value. If applicable, the 1% redemption fee, described under "How to Redeem Shares," will be charged upon certain redemptions of shares received through the automatic reinvestment of dividends or distributions. All expenses are accrued daily and deducted before declaration of dividends to investors.
          Dividends paid by a Fund derived from net investment income and distributions from net realized short-term securities gains of the Fund will be taxable to U.S. shareholders as ordinary income whether received in cash or reinvested in Fund shares. Depending on the composition of the Fund's income, a portion of the dividends from net investment income may qualify for the dividends received deduction allowable to certain corporate shareholders of the Fund. Distributions from net realized long-term securities gains of a Fund will be taxable to U.S. shareholders as long-term capital gains for Federal income tax purposes, regardless of how long shareholders have held their Fund shares and whether such distributions are received in cash or reinvested in Fund shares. The Code provides that the net long-term capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Dividends and distributions may be subject to state and local taxes.
          Dividends derived from net investment income and distributions from net realized short-term securities gains paid by a Fund to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the Fund to a foreign investor as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. nonresident withholding tax.
                                     Page 18

However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.
          Notice as to the tax status of your dividends and distributions is mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year.
          Federal regulations generally require each Fund to withhold
("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
          A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.
          Management believes that each of Dreyfus S&P 500 Index Fund and Dreyfus MidCap Index Fund has qualified for the fiscal year ended October 31, 1996 as a "regulated investment company" under the Code. Each of Dreyfus S&P 500 Index Fund and Dreyfus MidCap Index Fund intends to continue to so qualify if such qualification is in the best interest of its shareholders. It is expected that each of Dreyfus Small Cap Stock Index Fund and Dreyfus International Stock Index Fund will qualify as a "regulated investment company" under the Code so long as such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. Each Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.
          You should consult your tax adviser regarding specific questions as to Federal, state or local taxes.
                            PERFORMANCE INFORMATION
          For the purpose of advertising, performance is calculated on the basis of average annual total return and/or total return.
          Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in a Fund was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of a Fund's performance will include the Fund's average annual total return for one, five and ten year periods, or for shorter time periods depending upon the length of time the Fund has operated.
          Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include
                                     Page 19

the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.
          Performance will vary from time to time and past results are not necessarily representative of future results. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.
          Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from the S&P 500 Index, S&P 400 Index, S&P 600 Index, EAFE Index, Russell 2000Registration Mark Index, Lipper Analytical Services, Inc., the Dow Jones Industrial Average, Money Magazine, Morningstar, Inc. and other industry publications.
                               GENERAL INFORMATION
          Each of Dreyfus S&P 500 Index Fund, Dreyfus Small Cap Stock Index Fund and Dreyfus International Stock Index Fund are series of Dreyfus Index Funds, Inc. (the "Company"). The Company was incorporated under Maryland law on October 6, 1989, and commenced operations on January 2, 1990. Before June 30, 1997, the Company's name was Peoples Index Fund, Inc. and it operated under the name Dreyfus S&P 500 Index Fund. The Company is authorized to issue 600 million shares of Common Stock (with 200 million shares allocated to each series), par value $.001 per share. Dreyfus MidCap Index Fund is a separate open-end, management investment company incorporated under Maryland law on June 6, 1991, which commenced operations on June 19, 1991. On November 13, 1995, Dreyfus MidCap Index Fund, which is incorporated under the name Peoples S&P MidCap Index Fund, Inc., began operating under its current name. Dreyfus MidCap Index Fund is authorized to issue 200 million shares of Common Stock, par value $.001 per share. Each share has one vote.
          Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for a Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of accountants. However, pursuant to the Fund's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office and the holders of at least 25% of such shares may require the Fund to hold a special meeting of shareholders for any other purpose. Shareholders may remove a Board member by the affirmative vote of a majority of the outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.
          The Company is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio. To date, the Board of the Company has authorized the creation of three series of shares. All consideration received by the Company for shares of one of the series, and all assets in which such consideration is invested, will belong to that series (subject only to the rights of creditors of the Company) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series would be treated separately from those of the other series. The Company has the ability to create, from time to time, new series without shareholder approval.
          Although each Fund is offering only its own shares, it is possible that a Fund might become liable for any misstatement in this Prospectus about another Fund. The Funds' Boards have considered this factor in approving the use of this single combined Prospectus.
                                     Page 20

          The Transfer Agent maintains a record of your ownership and sends you confirmation statements of account.
          Shareholder inquiries may be made by writing to the Fund at l44 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free l-800-645-6561. In New York City, call 1-718-895-1206; outside the U.S., call 516-794-5452.
          Dreyfus S&P 500 Index Fund, Dreyfus MidCap Index Fund and Dreyfus Small Cap Stock Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of such Funds or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index, S&P 400 Index or S&P 600 Index to track general stock market performance. S&P's only relationship to the Funds is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index or S&P 400 Index which are determined, composed and calculated by S&P without regard to Dreyfus S&P 500 Index Fund or Dreyfus MidCap Index Fund. S&P has no obligation to take the needs of Dreyfus S&P 500 Index Fund, Dreyfus MidCap Index Fund or Dreyfus Small Cap Stock Index Fund or the owners of such Funds into consideration in determining, composing or calculating the S&P 500 Index, S&P 400 Index or S&P 600 Index, respectively. S&P is not responsible for and has not participated in the calculation of any such Fund's net asset value, nor is S&P a distributor of any such Fund. S&P has no obligation or liability in connection with the administration, marketing or trading of Dreyfus S&P 500 Index Fund, Dreyfus MidCap Index Fund, or Dreyfus Small Cap Stock Index Fund.
          S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX, S&P 400 INDEX OR S&P 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY DREYFUS S&P 500 INDEX FUND, DREYFUS MIDCAP INDEX FUND OR DREYFUS SMALL CAP STOCK INDEX FUND, OWNERS OF SUCH FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, S&P 400 INDEX OR S&P 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX, S&P 400 INDEX OR S&P 600 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
                                     Page 21

                                  APPENDIX
INVESTMENT TECHNIQUES
BORROWING MONEY _ Each of Dreyfus Small Cap Stock Index Fund and Dreyfus International Stock Index Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow an amount up to 33-1/3% of the value of its total assets. Each of Dreyfus Small Cap Stock Index Fund and Dreyfus International Stock Index Fund currently intends to, and each of Dreyfus S&P 500 Index Fund and Dreyfus MidCap Index Fund may, borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of a Fund's total assets, the Fund will not make any additional investments.

FOREIGN CURRENCY TRANSACTIONS (Dreyfus International Stock Index Fund only)
_ Foreign currency transactions may involve, for example, the Fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive in the exchange. The Fund's success in these transactions will depend principally on The Dreyfus Corporation's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

USE OF DERIVATIVES _ Each Fund may invest in the types of Derivatives enumerated under "Description of the Funds _ Investment Considerations and Risks _ Use of Derivatives." These instruments and certain related risks are described more specifically under "Investment Objective and Management Policies _ Management Policies _ Derivatives" in the Statement of Additional Information.
          Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund's performance.
          Although none of the Funds will be a commodity pool, certain Derivatives subject each Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such Derivatives. A Fund may not invest in futures contracts if the amount of initial margin deposits with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts.
LENDING PORTFOLIO SECURITIES _ Each Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 33-1/3% (30% with respect to Dreyfus S&P 500 Index Fund and Dreyfus MidCap Index
Fund) of the value of the Fund's total assets, and the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Fund at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.
                                     Page 22

          NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN A FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. AS TO EACH FUND, THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                                     Page 23

Dreyfus
Index Funds

Prospectus

Registration Mark

Copy Rights 1997 Dreyfus Service Corporation INDXp063097
                                     Page 24